                                                                    EXHIBIT 10.7

                          CIRCOR INTERNATIONAL, INC.

                    SUPPLEMENTAL EMPLOYEES RETIREMENT PLAN


                          Effective October __, 1999

                               TABLE OF CONTENTS

ARTICLE I  -  NAME, PURPOSE, AND EFFECTIVE DATE
      1.01     Name and Purpose ................................................................         1
      1.02     Effective Date ..................................................................         1

ARTICLE II  -  DEFINITIONS

      2.01     Compensation.....................................................................         2
      2.02     Employer.........................................................................         2
      2.03     Final Average Compensation.......................................................         3
      2.04     Participant......................................................................         3
      2.05     Plan Administrator...............................................................         3
      2.06     Social Security Benefit..........................................................         3
      2.07     Sponsoring Employer..............................................................         4
      2.08     Certain Definitions Under Qualified Plan Apply...................................         4

ARTICLE III  -  ELIGIBILITY

      3.01     Participation....................................................................         5

ARTICLE IV  -  RETIREMENT BENEFITS

      4.01     Amount of Normal or Deferred Retirement Benefit..................................         6
      4.02     Amount of Early Retirement Benefit...............................................         7
      4.03     Accrued Normal Retirement Benefit................................................         7
      4.04     Special Retirement Benefit.......................................................         8
      4.05     Adjustment of the Qualified Plan Offset for Certain Participants.................         8

ARTICLE V - VESTING

      5.01     Vesting..........................................................................         9
      5.02     Amount of Vested Accrued Benefit.................................................         9
      5.03     Forfeiture for Cause.............................................................         9

ARTICLE VI -  NORMAL FORM, FORM PAYABLE, AND COMMENCEMENT OF RETIREMENT BENEFITS
      6.01     Normal Form of Payment...........................................................        10
      6.02     Form to be Paid..................................................................        10
      6.03     Commencement of Payment..........................................................        10
      6.04     Suspension of Benefits...........................................................        10

ARTICLE VII  -  DEATH BENEFITS

      7.01     Death Benefit Prior to Benefit Commencement......................................        11
      7.02     Amount and Commencement of Death Benefit Payable to
               Surviving Spouse.................................................................        11
      7.03     Death Benefit After Benefit Commencement.........................................        12

ARTICLE VIII  -  FUNDING

      8.01     Funding..........................................................................        13

ARTICLE IX  -  MISCELLANEOUS

      9.01     Non-Guarantee of Employment......................................................        14
      9.02     Rights under Retirement Plan.....................................................        14
      9.03     Amendments/Termination...........................................................        14
      9.04     Nonassignability.................................................................        14
      9.05     Plan Administration..............................................................        15
      9.06     Successor Company................................................................        15
      9.07     Governing Law....................................................................        15
      9.08     Claims Procedure.................................................................        15

APPENDIX A................................................. LIST OF PARTICIPANTS

APPENDIX B.......................................... SPECIAL RETIREMENT BENEFITS

                                   ARTICLE I

                       NAME, PURPOSE AND EFFECTIVE DATE


1.01 NAME AND PURPOSE

     The supplemental retirement plan set forth herein shall be known as the "CIRCOR International, Inc. Supplemental Employees Retirement Plan" (the "Plan"). The Plan is established as a continuation of the Watts Industries, Inc. Supplemental Employees Retirement Plan ("Watts SERP") for certain participants in the Watts SERP that became employees of CIRCOR International, Inc. (the "Employer") as a result of the corporate spin-off from Watts Industries, Inc. The Plan is maintained solely for the purpose of providing supplemental retirement benefits for certain Participants. The Plan is unfunded and maintained primarily for the purpose of providing deferred compensation for Participants who are part of a select group of management or highly compensated employees.

1.02 EFFECTIVE DATE

     This Plan shall be effective October 4, 1999 (the "Effective Date"). This Plan shall apply to Participants who retire or terminate their employment with the Employer after the Effective Date.

                                  ARTICLE II

                                  DEFINITIONS


Whenever used in this Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

2.01 "Compensation" means the total compensation payable to an eligible Employee by the Employer and reportable to the Federal Government for income tax purposes on Form W-2, or any form prescribed by the Internal Revenue Service to take its place.

     Compensation also includes contributions made on behalf of an Employee by the Employer pursuant to a salary deferral agreement under Section 401(k) of the Code and/or a salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code and/or a salary deferral agreement established in conjunction with the Watts Industries, Inc. Management Stock Purchase Plan.

     In no event shall Compensation exceed $250,000 for the Plan Year beginning January 1, 1989 for any Employee listed in Appendix A, or $200,000 for the Plan Year beginning January 1, 1989 for any eligible Employee not listed in Appendix A. For each subsequent Plan Year, the $250,000 and $200,000 limitations shall be adjusted at the same time and in the same proportion as the adjustment to the maximum benefit limitation under Internal Revenue Code Section 415(d) which is applicable to the Qualified Plan. In all other respects, the limitations on annual Compensation under this Section shall be applied in the same manner in determining Final Average Compensation as the limitation under Internal Revenue Code Section 401(a)(17) is to be applied under the Qualified Plan.

2.02 "Employer" means CIRCOR International, Inc., or any successor thereto and any other entity now or hereafter affiliated with CIRCOR International, Inc. which participates in the Qualified Plan.

2.03 "Final Average Compensation" means the average of the Participant's Compensation for the sixty (60) consecutive months during the last one hundred and twenty (120) months of his Service prior to his termination of employment for which he received the highest total Compensation. If a Participant has not completed at least sixty (60) months of Service with the Employer, his Final Average Compensation shall be the average of his Compensation during his period of Service.

     Notwithstanding the above, compensation paid by Watts Industries, Inc. to Participants who became employees of the Employer on October 4, 1999 as a result of the spin-off, shall be taken into account in determining Final Average Compensation.

2.04 "Participant" means an employee of the Employer who meets the eligibility requirements for this Plan in the manner set forth in Article 3.

2.05 "Plan Administrator" means CIRCOR International, Inc, or its duly authorized representative.

2.06 "Qualified Plan" means the CIRCOR International, Inc. Retirement Plan for Salaried Employees.

2.07 "Social Security Benefit" means the primary insurance benefit payable annually to an Employee at Normal Retirement Age under Title II of the Social Security Act as in effect on the date he terminates his employment or on his Normal Retirement Age, if earlier, computed without regard to any reduction or loss of benefits which may result due to other income, delay in making application or any other reason; provided, however, that in the case of a Participant who terminates his employment prior to his attainment of Normal Retirement Age, his Social Security benefit shall be computed in accordance with the following provisions:

     (a) If the Participant has satisfied the eligibility requirements for an Early Retirement Benefit under Section 4.02 prior to his termination, his Social Security Benefit will be based on the assumption that he received no further Compensation from his termination date until he attained his Normal Retirement Age.

     (b) If the Participant has not satisfied the requirements for an Early Retirement Benefit prior to his termination, his Social Security Benefit will be based on the assumption that he remained in the service of the Employer until he reached his Normal Retirement

          Age and that he continued to receive the same rate of Compensation from the Employer as in effect on his termination date until his Normal Retirement Age.

     The income used for purposes of computing a Participant's Social Security Benefit will be the portion of his Compensation which is treated as wages for the purposes of the Social Security Act. The Participant's income earned prior to his first full year of employment as a Participant will be estimated by applying a 6% salary scale projected backwards from his first full year of employment with the Employer.

2.08 "Sponsoring Employer" means CIRCOR International, Inc.

2.09 CERTAIN DEFINITIONS UNDER QUALIFIED PLAN APPLY

     The following terms shall have the same meaning at any relevant time as that contained in the Qualified Plan. Any amendment under the Qualified Plan to the meaning of a term listed hereunder shall also apply under this Plan to the same extent and in the same manner as under the Qualified Plan.

            Actuarial Equivalent        Early Retirement Date
            Actuary                     Employee
            Beneficiary                 Hour of Service
            Benefit Service             Normal Retirement Age
            Board of Directors          Normal Retirement Date
            Contingent Annuitant        Service
            Controlled Group Company    Spouse Joint and Survivor Annuity
            Deferred Retirement Date    Year of Service


     Notwithstanding any other provision to the contrary, Benefit Service, Service, and Years of Service with Watts Industries, Inc. prior to October 4, 1999 shall be taken into account for all purposes under this Plan with respect to a Participant who became an employee of the Employer as a result of the corporate spin-off of the Employer from Watts Industries, Inc. on October 4, 1999.

                                  ARTICLE III

                                  ELIGIBILITY


3.01 PARTICIPATION

     As of the Effective Date, employees who participated in the Watts SERP are eligible to participate in the Plan. These Employees are listed in Appendix A.

     On and after the Effective Date of this Plan, any Employee not designated in Appendix A whose Compensation under the Qualified Plan is limited under Internal Revenue Code Section 401(a)(17), or who is otherwise designated as eligible to participate by the Employer's board of directors, shall participate in the Plan.

                                  ARTICLE IV

                              RETIREMENT BENEFITS


4.01 AMOUNT OF NORMAL OR DEFERRED RETIREMENT BENEFIT

     Subject to the provisions of Section 4.04, the amount of the annual Normal Retirement Benefit or Deferred Retirement Benefit (as defined in this
     Section 4.01) payable in the Normal Form of Payment to a Participant who retires under this Plan on or after his Normal Retirement Date shall be the excess, if any, of (a) or (b), whichever is applicable, over (c):

     (a) For eligible Participants listed in Appendix A, forty-five percent (45%) of his Final Average Compensation less fifty percent (50%) of his Social Security Benefit, multiplied by a fraction (not to exceed one), the numerator of which is his years (and fractions thereof) of Benefit Service and the denominator of which is twenty-five (25).

     (b) For eligible Participants not listed in Appendix A, the annual benefit payable in the form of a straight life annuity determined under the relevant normal or deferred retirement benefit provisions of the Qualified Plan, but based on Final Average Compensation as defined in this Plan and ignoring any limitations under Internal Revenue Code
          Section 415.

     (c)  The greater of (i) or (ii) as follows:

          (i) the annual benefit payable in the form of a straight life annuity determined under the relevant normal or deferred retirement benefit provisions of the Qualified Plan, except that a pay limit of $175,000 shall be used in all instances where a pay limit of $150,000 applies. The $175,000 limit shall be increased each year in the same proportion as the annual adjustment to the compensation limitation under Internal Revenue Code Section 401(a)(17) applicable to the Qualified Plan.

          (ii) the annual benefit payable in the form of a straight life annuity under the Qualified Plan.

4.02 AMOUNT OF EARLY RETIREMENT BENEFIT

     Subject to the provisions of Section 4.04, the amount of the annual Early Retirement Benefit (as defined in this Section 4.02) of a Participant who elects to retire on or after his Early Retirement Date shall be a benefit computed in accordance with (a) or (b) below, as elected by the Participant in accordance with the requirements of Section 6.03:

     (a) A benefit commencing on his Normal Retirement Date in an amount equal to his Accrued Normal Retirement Benefit as defined and determined in accordance with Section 4.03.

     (b) A reduced benefit commencing on his Early Retirement Date or the first day of any month thereafter but prior to his Normal Retirement Date, as elected by the Participant, which benefit shall be computed as the excess of (i) over (ii) where:

            (i) is equal to the benefit determined in Section 4.01(a) or 4.01(b) above, as applicable, reduced in amount in the same manner as the reduction made to the amount of benefit payable under the Qualified Plan prior to his Normal Retirement Date, and

            (ii) is equal to the benefit determined under Section 4.01(c)
                 reduced in the same manner as the reduction made to the amount of benefit payable under the Qualified Plan prior to his Normal Retirement Date.

4.03 ACCRUED NORMAL RETIREMENT BENEFIT

     For an eligible Participant whose benefit is determined in accordance with Sections 4.01(a) and (c), such Participant's Accrued Normal Retirement Benefit at any time prior to his Normal Retirement Date, shall be determined as the amount of Normal Retirement Benefit that the Participant would have received under subsection (a) of Section 4.01 if he had remained in the employ of the Employer to his Normal Retirement Date, but based on his Final Average Compensation and Social Security Benefit as of the date such Accrued Normal Retirement Benefit is being determined. Such amount shall then be multiplied by a fraction in which the numerator is the number of years (and fractions thereof) of Benefit Service that the Participant has completed, and the denominator is the number of years (and fractions thereof) of Benefit Service that the Participant would have completed if he had remained in the employ of the Employer to his Normal Retirement Date, and such amount shall then be reduced by the amount determined under subsection (c) of
     Section 4.01; provided, however, that in the case of a Participant who has completed twenty-five (25) years of Benefit Service and has satisfied the conditions for an Early Retirement Benefit, the fractional reduction of this Section 4.03 shall not apply in determining his Accrued Normal Retirement Benefit.

     For an eligible Participant whose benefit is determined in accordance with Sections 4.01(b) and (c), such Participant's Accrued Normal Retirement Benefit at any time prior to his Normal Retirement Date shall be determined as the excess of the benefit determined in accordance with Section 4.01(b) over the benefit determined in accordance with Section 4.01(c).

4.04 SPECIAL RETIREMENT BENEFIT

     Notwithstanding any other provision to the contrary, the Participants listed in Part B of Appendix A shall be entitle to receive the Special Retirement Benefit as set forth in Appendix B, which is hereby incorporated and made a part of this Plan, in lieu of the benefit otherwise provided under this Article IV.

4.05 ADJUSTMENT OF THE QUALIFIED PLAN OFFSET FOR CERTAIN PARTICIPANTS

     Notwithstanding the foregoing provisions of this Article IV, in the event the annual benefit payable under the Qualified Plan in the form of a straight life annuity exceeds the maximum benefit limitation of Internal Revenue Code Section 415 and the Participant elects to receive a Spouse Joint and Survivor Annuity form of payment under the Qualified Plan, the Qualified Plan offset described in Section 4.01(c)(ii) shall be equal to the straight life annuity actuarial equivalent of the benefit actually elected by the Participant under the Qualified Plan.

                                   ARTICLE V

                                    VESTING


5.01 VESTING

     Subject to Section 5.03, a Participant's Accrued Normal Retirement Benefit shall be fully vested upon the date which is the earlier of (i) his completion of six (6) years of Service, (ii) his Early Retirement Date, or
     (iii) his attainment of Normal Retirement Age, provided he is actively employed by the Employer on such date. A Participant whose employment with the Employer ceases prior to his satisfaction of one of the full vesting conditions of this Section 5.01 shall not be entitled to any benefit under this Plan.

5.02 AMOUNT OF VESTED ACCRUED BENEFIT

     The amount of the Accrued Normal Retirement Benefit of a Participant shall be determined under Section 4.03. In the event that the payment of a Participant's vested Accrued Normal Retirement Benefit commences prior to his Normal Retirement Date in accordance with Section 6.03, the amount of benefit payable on such prior date shall be reduced in the same manner as the reduction described in Section 4.02(b).

5.03 FORFEITURE FOR CAUSE

     Any Participant who (i) because of admitted or judicially proven fraud or dishonesty causes substantial harm to the Employer (or a Controlled Group Company), or (ii) knowingly and materially violates any non-interference or non-competition provision contained in any employment agreement with the Employer (or a Controlled Group Company), shall forfeit all retirement benefits otherwise payable to him, and death benefits payable to his spouse, Beneficiary, or Contingent Annuitant under this Plan.

                                  ARTICLE VI

      NORMAL FORM, FORM PAYABLE, AND COMMENCEMENT OF RETIREMENT BENEFITS


6.01 NORMAL FORM OF PAYMENT

     The Normal Form of Payment (as defined in this Section 6.01) of a Participant's benefits under this Plan shall be an annuity for life, payable monthly, commencing on the first day of the month coinciding with or next following the date his benefit commences under Section 6.03 and terminating with the payment preceding his death.

6.02 FORM TO BE PAID

     The Participant's benefit under this Plan shall be paid in the same form as that applicable under the Qualified Plan, including the Participant's designation of Beneficiary or Contingent Annuitant thereunder. In the event that the form paid under the Qualified Plan is other than the Normal Form of Payment under Section 6.01, the amount of benefit being paid under this Plan shall be the Actuarial Equivalent of the Normal Form of Payment.

6.03 COMMENCEMENT OF PAYMENT

     Benefits shall commence under this Plan to a Participant as of the same date that benefits commence to the Participant under the Qualified Plan; provided, however, that, in the case of a Participant required to commence benefit payments under the Qualified Plan solely on account of the Participant's attainment of age seventy and one-half (70-1/2), benefits shall not commence under this Plan until the Participant actually retires.

6.04 SUSPENSION OF BENEFITS

     Payment of benefits under this Plan to a retired Participant who is re-employed by the Employer shall be suspended if the payment of such Participant's benefit under the Qualified Plan is (i) suspended on account of reemployment, or (ii) would have been suspended but for the Participant's having attained age 70-1/2. Upon such Participant's subsequent retirement or termination of employment, his benefits shall recommence and the benefit payable under this Plan may be recomputed by accumulating both periods of employment and may be actuarially adjusted to reflect any benefit payments previously made to the Participant in order to avoid any duplication of benefits.

                                  ARTICLE VII

                                DEATH BENEFITS


7.01 DEATH BENEFIT PRIOR TO BENEFIT COMMENCEMENT

     The surviving spouse of a Participant who dies prior to the date as of which benefits are to commence under this Plan shall be entitled to a death benefit under this Plan in the event that the Participant was legally married to the surviving spouse for the one year period ending on the date of the Participant's death and the Participant's Accrued Normal Retirement Benefit was vested under Section 5.01 at the time of his death. The preceding sentence shall not apply, and the death benefit provisions of
     Section 7.03 shall apply, in the case of a Participant who dies prior to the date as of which benefits are to commence under this Plan but after benefits commence to the Participant under the Qualified Plan on account of the Participant's attainment of age 70-1/2.

     No death benefit shall be payable under this Plan with respect to a Participant who dies before benefit commencement without a surviving spouse eligible to receive a death benefit.

7.02 AMOUNT AND COMMENCEMENT OF DEATH BENEFIT PAYABLE TO SURVIVING SPOUSE

     The annual amount of the surviving spouse's death benefit payable under this Plan shall be calculated in the same manner that the surviving spouse's death benefit is calculated under the Qualified Plan and shall be equal to the survivor annuity payable with respect to the Participant's benefit under Article IV or Article V, as appropriate, if the Participant's benefit were paid in the form of a Spouse Joint and Survivor Annuity. The surviving spouse's benefit under this Plan shall commence at the same time that such benefit commences under the Qualified Plan.

7.03 DEATH BENEFIT AFTER BENEFIT COMMENCEMENT

     The death benefit payable, if any, to the Participant's surviving spouse, Beneficiary, or Contingent Annuitant in the event of the Participant's death after benefits commence under this Plan shall be pursuant to the form of retirement benefit applicable under Section 6.02. No other death benefit shall be payable under this Plan.

                                 ARTICLE VIII

                                    FUNDING


8.01 FUNDING

     There is no fund associated with this Plan. The Sponsoring Employer shall be required to make payments only as benefits become due and payable. No person shall have any right, other than the right of an unsecured general creditor, against the Sponsoring Employer with respect to the benefits payable hereunder, or which may be payable hereunder, to any Participant, surviving spouse or Beneficiary or Contingent Annuitant hereunder. If the Sponsoring Employer, acting in its sole discretion, establishes a reserve or other fund associated with this Plan, no person shall have any right to or interest in any specific amount or asset of such reserve or fund by reason of amounts which may be payable to such person under this Plan, nor shall such person have any right to receive any payment under this Plan except as and to the extent expressly provided in this Plan. The assets in any such reserve or fund shall be subject to the control of the Sponsoring Employer, and need not be used to pay benefits hereunder.

                                  ARTICLE IX

                                 MISCELLANEOUS


9.01 NON-GUARANTEE OF EMPLOYMENT

     Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any such Employee to be continued in the employment of the Employer, or as a limitation on the right of the Employer to deal with any Employee, as to their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.

9.02 RIGHTS UNDER RETIREMENT PLAN

     Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to an Employee, surviving spouse or any Beneficiary or Contingent Annuitant thereof under the Qualified Plan, nor to grant any additional rights to any such person under the Qualified Plan, nor in any way to limit, modify, repeal or otherwise affect the Employer's right to amend or modify the Qualified Plan.

9.03 AMENDMENTS/TERMINATION

     The Sponsoring Employer reserves the right to make from time to time amendments to or terminate this Plan by vote duly adopted by the Board of Directors. In the event the Sponsoring Employer exercises his right to amend or terminate this Plan, a Participant shall receive the lesser of:
     (a) the benefit he would have received had he terminated employment on the day the amendment or termination becomes effective, or (b) the benefit he would have received had the Plan continued, in effect, without amendment, until the date of his actual termination of employment.

9.04 NONASSIGNABILITY

     The benefits payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind and any attempt to cause any benefits to be so subjected shall not be recognized, except to the extent required by applicable law.

9.05 PLAN ADMINISTRATION

     This Plan shall be operated and administered by the Board of Directors or its duly authorized representative whose decision on all matters involving the interpretation and administration of this Plan shall be final and binding.

9.06 SUCCESSOR COMPANY

     In the event of the dissolution, merger, consolidation or reorganization of the Sponsoring Employer, provision may be made by which a successor to all or a major portion of the Sponsoring Employer's property or business shall continue this Plan, and the successor shall have all of the powers, duties and responsibilities of the Sponsoring Employer under this Plan.

9.07 GOVERNING LAW

     This Plan shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.

9.08 CLAIMS PROCEDURES

     The Claims Procedure currently detailed, and as may later be amended, under the Qualified Plan is hereby incorporated by reference as the Claims Procedure for this Plan; provided, however that the "Board of Directors, or its duly authorized representative", shall be substituted for the "Committee" in the Claims Procedures detailed in such Qualified Plan.

    IN WITNESS WHEREOF, Watts Industries, Inc. has caused this instrument to be executed in its name and on its behalf this _________ day of _________________________________, 1999.

                                        CIRCOR INTERNATIONAL, INC.

                                        By:_____________________________________

                                  APPENDIX A

                             LIST OF PARTICIPANTS


Part A - The following is a list of Participants eligible for benefits described in Section 4.01 of the Plan:

                         Leon Boelte
                         James Fromfield
                         Maury Mills

Part B - The following is a list of Participants eligible for benefits described in Section 4.04 of the Plan:

                         David Bloss
                         Alan Carlsen
                         George Orza

                                  APPENDIX B

                          SPECIAL RETIREMENT BENEFIT


The following provisions shall apply to the Participants listed in Part B of Appendix A:

A.   SPECIAL NORMAL AND EARLY RETIREMENT DATE

     For purposes of this Appendix B, a Participant's Special Normal Retirement Date is the first day of the month coincident with or next following the later of the attainment of age sixty-two (62) or the completion of five (5) Years of Service.

     For purposes of this Appendix B, a Participant's Special Early Retirement Date is the first day of the month of any month following the Participant's attainment of age fifty-five (55) with 5 Years of Service and prior to the Participant's attainment of his Special Normal Retirement Date that he elects to retire.

B.   AMOUNT OF NORMAL OR DEFERRED RETIREMENT BENEFIT

     Subject to the provisions of Section 4.05, the amount of the annual Normal Retirement Benefit or Deferred Retirement Benefit payable as a straight life annuity to a Participant who retires under this Plan on or after his Special Normal Retirement Date shall be the sum of (a) plus (b) offset by the amount described in (c).

     (a) 2% of Final Average Compensation times years of Benefit Service not to exceed ten (10).

     (b) 3% of Final Average Compensation times years of Benefit Service in excess of ten (10) but not to exceed twenty (20).

     (c) The annual benefit payable in the form of a straight life annuity under the Qualified Plan.

     In the event a Participant is not eligible to commence receiving payments under the Qualified Plan as of his Special Normal Retirement Date, the offset described above shall not be made until the earliest date the Participant could elect to commence his benefit under the Qualified Plan.

     For purposes of this Section B of Appendix B, "Final Average Compensation" is the same definition as set forth in Section 2.03 except that the Participant's Compensation is averaged over thirty six (36) consecutive months instead of sixty (60) consecutive months. The Participant's Compensation used in determining his Final Average Compensation is as defined in Section 2.01 without regard to the last paragraph of such Section.

C.   AMOUNT OF EARLY RETIREMENT BENEFIT

     Subject to the provisions of Section 4.05 the amount of the annual Early Retirement Benefit of a Participant who elects to retire before his Special Normal Retirement Date shall be a benefit calculated in accordance with (a) or (b) below, as elected by the Participant in accordance with the requirements of Section 6.03.

     (a) A benefit commencing on his Special Normal Retirement Date in an amount equal to his Normal Retirement Benefit described in Section B above.

     (b) A reduced benefit commencing on his Special Early Retirement Date as elected by the Participant. Such reduced benefit shall be the sum of the amounts determined under subsections (a) and (b) of Section B reduced five ninths of one percent (5/9%) for each full month that benefits commence prior to the Participant's Special Normal Retirement Date until age sixty (60) and five eighteenths of one percent (5/18%) for each full month that benefits commence prior to age sixty (60), offset by the amount described in subsection (c) of Section B. In the event a Participant is not eligible to commence receiving payments under his Qualified Plan as of his Special Early Retirement Date, the offset described in the preceding sentence shall not be made until the earliest date the Participant could commence benefits under the Qualified Plan.

D.   VESTING

     A Participant shall be fully vested upon the completion of five (5) years of Service.

E.   PLAN PROVISIONS STILL APPLY

     Except as may be modified in this Appendix B, the regular provisions of the Plan shall continue to apply to the extent they are not in conflict with the provisions as set forth in this Appendix B.

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